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                                                                   Exhibit 10.14

                         REGISTRATION RIGHTS AGREEMENT

                  THIS AGREEMENT, made as of this 9th day of April, 1997, by and among DR. ULRICH L. ROHDE and DR. META ROHDE (individually each a "Holder" and collectively the "Holders") and ANSOFT CORPORATION, a Delaware corporation (the "Company").

                                  WITNESSETH:

                  WHEREAS, Holders are the record and beneficial holders of 1,272,728 shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock");

                  WHEREAS, the Holders and the Company are parties to a Stock Purchase Agreement dated as of April 9, 1997 (the "Purchase Agreement") pursuant to which the Holders acquired the Shares;

                  WHEREAS, the execution and delivery of this Agreement is a condition of the Purchase Agreement; and

                  WHEREAS, Holders desire to have the Shares subject to the rights described herein.

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Definitions. For purposes of this Agreement:

         (a) The term "Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same are in effect from time to time;

         (b) The term "Commission" means the Securities and Exchange Commission or any other federal agency at the time primarily responsible for administering the Act;

         (c)      The term "Registrable Securities" means (1) the Shares and
                  (2) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares, in each case, which are held by a Holder.

2.       Demand Registration.

         (a) At any time after the first anniversary of the date hereof, a majority-in-interest of the Holders may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (a "Demand Registration"). Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other



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                  Holders and shall include in such registration all
                  Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

         (b) Holders shall be entitled to two Demand Registrations in the aggregate pursuant to this Agreement.

         (c) Holders shall promptly notify the Company in writing of any sales made pursuant to any registration statement filed pursuant to this Agreement.

3.       Piggyback Registration.

         (a) Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities, other than pursuant to a registration statement on Forms S-4 or S-8 or their successor forms (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all Holders of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein before 30 days prior to the Company's anticipated effective date of such Piggyback Registration. The Company hereby represents and warrants to the Holders that, as of the date hereof, no stockholder of the Company has any outstanding Piggyback Registration Rights.

         (b) In the event that any registration pursuant to this Section 3 shall be, in whole or in part, a firm commitment underwritten offering of securities of the Company, the registration statement for such offering shall, if so elected by the Company, specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration.

         (c) The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any Piggyback Registration at any time prior to the effective date of such Piggyback Registration unless such Holders of Registrable Securities shall have entered into a written agreement with the Company's underwriters establishing the terms and conditions under which such Holders would be obligated to sell such securities in such Piggyback Registration.

4. Registration Procedures. Whenever required under Sections 2 or 3 to use its best efforts to effect the registration of any Registrable Securities, the Company shall:

         (a) Prepare and file with the Commission, as soon as practicable, a registration statement with respect to such Registrable Securities and use its best efforts to




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                  cause such registration statement to become and remain
                  effective. In connection therewith, the Company shall notify Holders of the happening of any event during the period a registration statement is effective which makes any statement made in such registration statement or the related prospectus untrue in any material respect or which requires the making of any changes in such registration statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (which advice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made) and consistent with Company's past practices, prepare a supplement or post-effective amendment to a registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be required to update, pursuant to this Section 4, any such document during a period where the Company shall, in good faith and using reasonable business judgment, believe that the premature disclosure of any event or information would have a material effect on the Company;

                  Each Holder agrees that, upon receipt of any such notice from the Company of the happening of any event of the kind described herein, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

         (c) Furnish to Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them;

         (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such United States jurisdictions as shall be reasonably requested by Holders for the distribution of the securities covered by the registration statement, provided that




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                  the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

         (e) Notwithstanding anything to the contrary in this Agreement, if for any reason (other than the fault of a Holder demanding registration), a Demand Registration is withdrawn or fails to become effective or is not applicable to all the Registrable Shares specified by the Holder, or the effectiveness is not maintained for at least 60 days or the Company otherwise fails to perform all its obligations under this Section 4 with respect to that registration, such Demand Registration shall not reduce the number of Demand Registrations available to that demanding Holder;

         (f) enter into underwriting agreements and all such other customary agreements in order to facilitate the disposition of the Registrable Securities;

         (g) make available for inspection on a confidential basis by any Holder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter (in each case after reasonable prior notice), all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply on a confidential basis all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

         (h) permit any Holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company within the meaning of Section 15 of the Securities Act, to participate in the preparation of such registration or comparable statement and to permit the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included, provided that such material shall be furnished under such circumstances as shall cause it to be subject to the indemnification provisions provided pursuant to Section 10 hereof;

         (i) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order;

         (j) if requested by the managing underwriter or underwriters or any holder of Registrable Securities in connection with any sale pursuant to a Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information relating to such underwriting as the managing underwriter or underwriters or such holder reasonably requests to be included




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                  therein, and make all required filings of such Prospectus
                  supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus supplement or post-effective amendment;

         (k) cooperate with the Holders of Registrable Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold under such registration, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request, provided that the Company may exclude such material if, in the reasonable judgment of the Company and its counsel, the inclusion of such material would constitute a violation of the Company's duties under the Act;

         (l) use its best efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities within the United States and having jurisdiction over the Company as may reasonably be necessary to enable the seller to sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Securities;

         (m)      use its best efforts to obtain:

                  (i) at the time of effectiveness of each registration with respect to an underwritten offering, a "comfort letter" from the Company's independent certified public accountants covering such matters of the type customarily covered by "cold comfort letters" as the Holders of a majority of the Registrable Securities covered by such registration and the underwriters reasonable request; and

                  (ii) at the time of an underwritten sale pursuant to a Registration Statement, a "bring-down comfort letter", dated as of the date of such sale, from the Company's independent certified public accountants covering such matters of the type customarily covered by comfort letters as the Holders of a majority of the Registrable Securities covered by such Registration Statement and the underwriters reasonably request.

         (n) use its best efforts to obtain, at the time of the effectiveness of each Piggyback Registration with respect to an underwritten offering and at the time of any sale pursuant to each registration with respect to an underwritten offering, an opinion or opinions, favorable in form and scope to the Holders of the Registrable Securities covered by such registration, from counsel to the Company in customary form; and

         (o) otherwise comply with all applicable rules and regulations of the Commission, and make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of




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                  Rule 158 under the Securities Act no later than ninety (90)
                  days after the end of the twelve month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover said twelve month period.

5. Obligation to Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each Holder shall furnish to the Company such information regarding such Holder, or the Registrable Securities held by them, and the intended method of disposition of such securities, as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company hereunder.

6. Expenses of Registration. (a) All expenses incurred in connection with a registration effected pursuant to Section 2 (excluding underwriters' fees, discounts and commissions and counsel fees (except as set forth in Section 6(b)), advisory or consultant fees of any selling Holder), including without limitation all registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company. Any expenses of a registered offering under Section 2 not required to be borne by the Company shall be borne pro rata by the selling Holders.

         (b) The Company agrees to reimburse Holders, pro rata, for reasonable counsel fees documented to the Company and incurred directly by such Holders in connection with such Holders selling their Registrable Securities pursuant to a registration statement under Section 2 and Section 3, in an aggregate amount not to exceed a total of $15,000 for each registration.

7. Company Registration Expenses. In the case of any registration effected pursuant to Section 3, the Company shall bear any additional registration and qualification fees and expenses (excluding additional underwriters' fees, discounts and commissions), and any additional costs and disbursements of counsel for the Company that result from the inclusion of securities held by the Holders in such registration. Any such additional expenses of the registration not required to be borne by the Company shall be borne by the selling Holders and all other stockholders participating in the registration, pro rata on the basis of the amount of securities so registered; provided, however, that if any such additional cost or expense is attributable solely to a selling Holder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to such Holder. In addition, each Holder shall bear the fees and costs of its own counsel (except as set forth in Section 6(b) hereof), advisors and consultants.

8.       Underwriting Requirements.

         (a) If a Piggyback Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in




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                  such registration (i) first, the securities the Company
                  proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by such holder and (iii) third, other securities requested to be included in such registration.

         (b) If a Piggyback Registration is an underwritten registration on behalf of holders of the Company's securities other than the Holders, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Holders' Registrable Securities requested to be included in such registration, pro rata among the Holders and holders of such securities on the basis of the number of shares so requested to be included therein owned by each such holder or Holder, and (ii) second, other securities requested to be included in such registration.

9. Delay of Registration. Holders shall not have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

         (a) To the extent permitted by law, the Company will defend, indemnify and hold harmless each Holder joining in a registration, any underwriter (as defined in the Act) for it, and each person, if any, who controls such underwriter within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any registration; and will reimburse such Holder, such underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, expenses or




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                  action if such settlement is effected without the consent of the Company nor shall the Company be liable in any such case for any such loss, claim, damage, liability, expenses, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

         (b) To the extent permitted by law, each Holder will defend, indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and each agent and any underwriter for the Company (within the meaning of the Act) against any losses, claims, damages, or liabilities, joint or several, to which the Company and/or any such director, officer, controlling person, agent, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus, or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by the Company and/or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, expense or action if such settlement is effected without the consent of such Holder.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but




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                  the omission so to notify the indemnifying party will not
                  relieve him of any liability that he may have to any indemnified party otherwise than under this Section.

11. Lockup Agreement. In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than, subject to the requirements of Sections 12 and 14, (a) those included in the registration and (b) sale transactions not involving a public offering, provided that the transferee of such Holder as a condition thereto and in connection therewith, agrees to be bound by and joins into this Section 11), without the prior written consent of the Company or such underwriters, as the case may be, for such period of time not to exceed 120 days from the effective date of such registration as the Company or the underwriters may specify; provided, however, that the Holders may assign securities of the Company in a bona fide pledge to secure indebtedness or other obligations, so long as the pledgee thereof agrees to be bound by the restrictions in this Section 11. The Company hereby agrees to give the Holders written notice of the filing of a registration statement for a proposed underwritten offering to which the restrictions in this Section 11 could apply if so requested.

12. Limitations on Transfer. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns. The registration rights granted to the Holders in Section 2 and Section 3 hereof may be assigned or transferred in whole or in part by any of the Holders to any transferee of Holder's Registrable Securities who agrees to be bound by and joins in this Agreement.

13. Information. The Company covenants and agrees to make and keep public information available, as required by Rule 144(c) under the Act, at all times from the first anniversary of the date hereof to the second anniversary of the date hereof, and for so long thereafter as either of the Holders may be an affiliate of the Company.

14. Restrictions on Resale. Except as provided in Section 12, the Holders each agree not to offer, sell, pledge, transfer or otherwise dispose of any Registrable Securities from the date hereof to the date one year following the date hereof, without the written consent of the Company. Appropriate legends shall be placed on the certificates representing the Registrable Securities to reflect any applicable limitations on transfer or sale.

15. Termination. Unless sooner terminated pursuant to the terms of this Agreement, the obligations of the Company pursuant to Sections 2 and 3 hereof shall expire upon the earlier of: (i) the sale or other disposition of the Registrable Securities by the Holders, other than by a transfer permitted by Section 12 hereof, or (ii) as to any Holder, the date when such Holder's Registrable Securities then outstanding may be resold during the succeeding three-month period without such Holder being required to deliver a




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         prospectus with respect thereto under the Act or the rules and regulations promulgated thereunder. In addition to the foregoing, the obligations of the Company pursuant to this Agreement shall terminate as to any Holder which notifies the Company in writing that it does not wish to have its Shares registered hereunder.

16. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and negotiations relating thereto.

17. Governing Law. This Agreement, together with the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to any jurisdiction's conflicts of laws provisions.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

19. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

20. Notices. Any notice, request or other communication required or permitted under this Agreement shall be given in writing and shall be deemed to be effectively given upon (i) personal delivery, (ii) delivery by U.S. Express Mail or other overnight courier service which provides evidence of delivery, (iii) legible facsimile transmission, or (iv) the expiration of three (3) days following deposit with the United States Postal Service, by registered or certified mail, postage prepaid, addressed, in each case, as follows:

         If to the Company:

                  Ansoft Corporation
                  Four Station Square, Suite 660
                  Pittsburgh, Pennsylvania 15219
                  Attention:  Nicholas Csendes
                  Facsimile No.: (412) 471-9427

                  with a copy to:

                  Buchanan Ingersoll Professional Corporation
                  301 Grant Street
                  One Oxford Centre, 20th Floor
                  Pittsburgh, PA 15219
                  Attention: Ronald W. Schuler, Esq.
                  Facsimile No.: (412) 562-1041

                  If to the Holders:




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                  Dr. Ulrich L. Rohde and Dr. Meta Rohde
                  52 Hillcrest Drive
                  Upper Saddle River, NJ  07458
                  Facsimile No.: (201) 825-7966

                  with a copy to:

                  Walter, Conston, Alexander & Green, P.C.
                  90 Park Avenue
                  New York, NY 10016-1301
                  Attention:  David W. Detjen, Esquire
                  Facsimile No.: (212) 210-9444

or at such other address as any party may designate by ten (10) days advance written notice to the other party in accordance with the provisions of this Section.

21. Amendments. This Agreement may not be amended without the written consent of the Company and the holders of at least a majority of the then outstanding Registrable Securities.





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                  IN WITNESS WHEREOF, the undersigned have caused this
Agreement to be executed by a duly authorized representative as of the day first above written.

                                    HOLDERS:

                                   /s/ DR. ULRICH L. ROHDE
                                   ------------------------------
                                       Dr. Ulrich L. Rohde

                                   /s/ DR. META ROHDE
                                   ------------------------------
                                       Dr. Meta Rohde

                                   COMPANY:

                                   ANSOFT CORPORATION

                                   By: /s/ NICHOLAS CSENDES
                                   ------------------------------
                                           Nicholas Csendes
                                           President




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